                                                                   EXHIBIT 10.27

                  AMENDMENT #2 TO OFFICE SPACE LEASE AGREEMENT

         On November 27, 2000, Ft. Round Rock, Ltd. as "Landlord", and Aventis Pharmaceuticals Inc., as "Tenant" entered into a Lease Agreement ("Lease"), as amended by Amendment #1 dated February 28, 2001 covering approximately 10,423 square feet in Suite 450 at 1 Chisholm Trail, Round Rock, Williamson County, Texas in a project known as Old Town Square.

         Landlord and Tenant desire to amend the terms of the Lease Agreement as follows;

1. Paragraph 2, Term, is hereby amended to provide that the term shall be extended to terminate on December 31, 2004.

2. Paragraph 3, Rent, is hereby amended to provide that the base monthly rental shall be as follows:

          January 1, 2004-December 31, 2004: $12,160.17/month ($14.00 psf/year);

3. Paragraph 39, Special Provisions, is amended to provide that the Tenant shall have the option to renew this lease for three (3) years at market, by giving Landlord no less than ninety days (90) written notice of their desire to renew this lease.

     The lease is hereby otherwise ratified and confirmed in all respects.

     Executed at Austin, Williamson County, Texas on this 19th day of November 2003.

                                  TENANT: AVENTIS PHARMACEUTICALS INC.
                                  -s- [ILLEGIBLE]
                                  ------------------------------------

                                  LANDLORD: FT. ROUND ROCK, LTD.
                                  By: Live Oak Development, Inc. Gen. Partner

                                  -s- Daniel W. Herd
                                  ----------------------------
                                  By: Daniel W. Herd
                                  Title: President

                  AMENDMENT #1 TO OFFICE SPACE LEASE AGREEMENT

          On November 27, 2000, Ft. Round Rock, Ltd. as "Landlord", and Aventis Pharmaceuticals, Inc., as "Tenant", entered into a Lease Agreement ("Lease"), covering approximately 5,253 square feet in Suite 450 at 1 Chisholm Trail, Round Rock, Williamson County, Texas, in a project known as Old Town Square.

          Tenant desires to amend the Agreement to increase their rentable square feet by leasing the adjoining space as depicted on the attached exhibit "E", Landlord and Tenant now agree to amend the lease as follows:

1. Paragraph 1, Leased Premises, is hereby amended to provide that the leased premises shall be expanded to include an additional 5,170 rentable square feet and is herein referred to as the "Expansion Space", The Expansion Space combined with the "Leased Premises" covered by the Lease (herein referred to as the "Original Space") being 5,253 rentable square feet constitutes a total of 10,423 rentable square feet.

2. Paragraph 2, Term, is hereby amended to provide that the Original Space and the Expansion Space shall be coterminous and shall terminate on December 31, 2003.

3. Paragraph 3, Rent, is hereby amended to provide that the base monthly rental shall be as follows;

     The Basic Rental Amount for the original space of 5,253 rentable square feet shall be:

          January 1, 2001-December 31, 2001: $6,128.50/month ($14.00 psf/year);
          January 1, 2002-December 31, 2002: $6,566.25/month ($15.00 psf/year);
          January 1, 2003 December 31, 2003: $7,004,00/month ($16,00 psf/year)

     The Basic Rental Amount for the Expansion Space of 5,170 rentable square feet shall be: If tenant occupies Expansion Space prior to 4/1/01 such rent shall be prorated,

          April 1, 2001-December 31, 2001: $6,031.67/month ($14,00 psf/year);
          January 1, 2002-December 31, 2002: $6,462.50/month ($15.00 psf/year);
          January 1,2003-December 31, 2003; $6,893.33/month ($16.00 psf/year)

          The Basic Rental Amount for the combined spaces shall be:

          January 1, 2001-March 31, 2001: $6,128,50/mo ($14,00 psf/year);
          April 1, 2001-December 31, 2001; $12,160.17/mo ($14.00 psf/year);
          January 1, 2002-December 31, 2002; $13,028.75/mo ($I5,00 psf/year);
          January 1, 2003-December 31,2003: $13,897.33/mo ($16.00 psf/year)

4. Paragraph 6 (c) is hereby amended to provide that Tenant shall have 40 general parking spaces and 4 covered reserved parking spaces.

5.   Paragraph 39, Special Provisions, is added to provide the following:
     Landlord agrees to provide Tenant with one (1) site sign panel, approximately 10 feet by 18 inches to be located on the third row of such site sign. Tenant shall pay to Landlord as part of the base monthly rental an additional $50 per month beginning April 1, 2001 for such site signage. Tenant will be responsible for the costs of installing such sign panel, which shall be approved by Landlord.

6. Exhibit "C" Tenant Finish Improvement shall be amended to provide up to $52,115 or $5.00 per rentable square foot for improvements to the lease premises that shall be shared between the Original 5,253 rentable square feet and the Expansion Space of 5.170 rentable square feet allowance.

     The lease is hereby otherwise ratified and confirmed in all respects.

     Executed at Austin, Williamson County, Texas on this ___ day of February 2001.

                                      TENANT: AVENTIS PHARMACEUTICALS, INC.

                                       /s/
                                      ------------------------------------
                                      By:

                                      LANDLORD: FT. ROUND ROCK, LTD.

                                       /s/  Daniel W. Herd
                                      ------------------------------------
                                      By: Daniel W. Herd
                                      Title: General Partner

                          OFFICE SPACE LEASE AGREEMENT

STATE OF TEXAS         Section
                       Section
COUNTY OF TRAVIS       Section

         THIS LEASE AGREEMENT is made and entered into this 27th day of November 2000, by and between FT. ROUND ROCK, LTD., referred to as "Landlord" and AVENTIS PHARMACEUTICALS INC., hereinafter referred to as "Tenant", without regard to number or gender,

         1. LEASED PREMISES: In consideration of the rents herein provided, and the terms, provisions, and covenants hereof, Landlord hereby leases, lets and demises to Tenant, and Tenants takes the leases from Landlord, the following described premises (referred to in the lease as the "Leased Premises") being Suite 450, in Old Town Square, ("the Building"), located at 1 Chisholm Trail in the city of Round Rock, Williamson County, Texas, the land on which the Building is located is particularly described in Exhibit "A" attached hereto (the "Property", and made a part hereof for all purposes.

         The number of square feet of net rentable area comprising the Leased Premises shall be the number herein specified, and which is shown on the floor plan attached hereto and designated Exhibit "B". which Exhibit is incorporated herein by reference for all purposes.

         2. TERM: The term of this lease will begin with the Rent Commencement Date. The Rent Commencement Date is defined to be the earlier to occur of (i) the 1st day of December 2000, (ii) the date of substantial completion of improvements to be undertaken by Landlord, if any, or (iii) the date Tenant occupies the Leased Premises. The lease will terminate (unless extended under the provisions of this lease) on the last day of the thirty-six
(36th) full calendar month after the Rent Commencement Date, unless sooner terminated in accordance with the terms and conditions hereinafter set forth. Any occupancy of the Leased Premises by Tenant prior to the Rent Commencement Date shall be subject to all of the terms and provisions of this lease. A "lease year" as used herein shall mean that period beginning with the first day of the first full calendar month of the lease term and ending on the last day of the twelfth full month of the lease term. For all purposes of this Agreement, the term "Effective Date" shall be the date of acceptance hereof by Landlord. Notwithstanding the fact that the rent hereunder shall commence at the date subsequent to the Effective Date of this Agreement, Landlord and Tenant intend and agree that each snail have vested rights immediately upon execution of this Agreement and this it is intended that this Agreement shall be fully binding upon the parties, and shall be in full force and effect from and after the execution hereof by Landlord and Tenant.

         3. RENT: Tenant agrees to pay a base monthly rental for the use and occupancy of the Leased Premises during the term hereof in the following amount(s):

                  December 1, 2000 through December 31,2000: $0,00
                  January 1, 2001 through December 31, 2001: $6,128,50/month ($14.00 psf/year)
                  January 1, 2002 through December 31, 2002: $6,566.25/month ($15.00 psf/year)
                  January 1, 2003 through December 31, 2003: $7,004.00/month ($16.00 psf/year)
which amount(s) shall be payable in advance (without deduction or offset) each month on the first day of the month beginning on the Rent Commencement Date and shall be payable to Landlord at the address shown below. Such base rental shall be subject to adjustment as hereinafter provided. If the monthly rental payment is not received by Landlord on or before five (5) days following the due date, said rental payment shall be in default and a service charge of 10% of the defaulted payment may, at the option of Landlord, become due and payable in addition to the regular rental owed under this lease. Tenant acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain, including, but not limited to processing and accounting charges, and that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Should the Rent Commencement Date be on a day other than the first day of the month, the rental for such partial month shall be proportionately reduced (by the ration that the number of days in the month prior to the Rent Commence Date bears to the total number of days in the month), and rent for the first partial month shall be payable at the beginning of said period.

                  Tenant shall deposit on the date of the execution of this lease a security deposit of $6,128.50 in cash to be held by Landlord for the security of performance by Tenant of the obligations herein contained, it being expressly understood that such security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Tenant has deposited with Landlord the security deposit on the understanding that:

                  (a) the security deposit or any portion thereof may be applied to the curing of any default that may exist hereunder, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application, Tenant shall pay Landlord on demand the amount so applied which shall be added to the security deposit so the same shall be restored to its original amount;

                  (b) should the Leased Premises be conveyed by Landlord, the security deposit or any balance thereof may be turned over to Landlord's grantee or assignee, and if the same be turned over. Tenant hereby releases Landlord from any and all liability with respect to the security deposit and its application, and Tenant agrees to look solely to such grantee or assignee for such application or return;

                  (c)Landlord shall not be obligated to hold the security deposit as a separate fund, or to pay Tenant any interest thereon, but may commingle it with other funds; and

                  (d) if Tenant shall faithfully perform all of the covenants and agreements in this lease contained on the part of Tenant to be performed, the security deposit, or any then remaining balance thereof, shall be returned to Tenant, without interest, within thirty(30) days after the expiration of this lease.

                  Tenant hereby waives and disclaims all present and future rights to apply any rental obligations against any obligation of Landlord, howsoever incurred, or to assert that_any_ such obligation of Landlord entitles Tenant to any counterclaim or any reduction, abatement, offset, or refund of rent, and Tenant agrees not to claim or assert any such rights.

         4. USE OF LEASED PREMISES:

                  (a) The Leased Premises shall be used and occupied by Tenant only for professional, executive or administrative general office purposes in connection with Tenant's business or profession and for no other purpose whatsoever.

                  (b) Tenant acknowledges that, except as herein expressly provided, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Leased Premises except as provided in this lease. Landlord and Tenant expressly disclaim any implied warranty that the Leased Premises are suitable for Tenant's intended commercial purpose.

                  (c) Any use of the Premises in violation of the Rules and Regulations is expressly prohibited,

         5. LANDLORD IMPROVEMENTS: Landlord will, unless the Leased Premises are leased on an "As Is" basis, install or cause to be installed in the Leased Premises, at Landlord's expense, the building standard improvements specified in Exhibit "C" hereto. All other or additional improvements to the Leased Premises shall be installed at the sole cost and expense of the Tenant, either by Landlord, or by contractors, subcontractors or other persons selected by Tenant and approved in writing by Landlord, as Tenant shall direct, any such improvements to be subject to the provision of Paragraph 10 thereof pertaining to Alterations and Improvements.

         6. LANDLORD SERVICES: Except as otherwise herein provided, Landlord will pay for the water utilized in operating any and all facilities serving the Leased Premises, and in addition, subject to Tenant's performance of its obligations hereunder, Landlord will use all reasonable efforts to furnish Tenant, while occupying the Leased Premises:

                  (a) Cold and hot water at those points of supply provided for general use of other tenants in the building, central heat and air conditioning, at such times as Landlord normally furnishes these services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Landlord to be sufficient, (or at temperatures otherwise required by law), janitor services on a five (5) day week basis, electric current, routine maintenance, painting and electric lighting service for all public areas and special service areas to the Building the manner and to the extent deemed by Landlord to be sufficient. Failure by Landlord to any extent to furnish these defined services, or any interruption or cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for injury or damages to either persons or property, nor shall such event be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery break down, or for any cause cease to function property. Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom so long as Tenant shall have reasonable access to and use of the Leased Premises,

                  (b) Landlord shall provide adequate electrical facilities to furnish power for Tenant's business requirements to include, but not be limited to, typewriters, voice writers, calculating machines, computers, printers, facsimile machines, copiers and other machines of similar low electrical consumption; provided, however, that Tenant shall bear any utility costs, including, without limitation, air conditioning costs occasioned by electro-data processing machines, date processing equipment, other machines of high electrical consumption, special lighting in excess of building standard, and any other item of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires voltage other 120 volts single phase. To the extent permitted by law before or during the term of this lease, Landlord, at its option, may cause a water meter or electric current meter or such similar device to be installed on the Leased Premises so as to measure the amount of water and electric current consumed by Tenant, The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord, promptly upon demand by Landlord, for all such excess water and electric expense incurred. If a separate meter is not installed or Landlord is prevented from installing a separate meter by operation of law, such excess cost for such water and electric current will be established by an estimate made by the utility company, electrical engineer, or an independent consultant, which estimate shall be binding on Tenant.

                  (c) Tenant shall have 20 general parking spaces and 2 covered reserved parking spaces. Landlord reserves the right to designate the location of such spaces. For each parking space. Tenant shall pay to Landlord ( as Additional Rent hereunder) the sum of $ 0 or a total sum of $ 0 per month for all parking spaces provided by Landlord to Tenant. It is specifically agreed and understood that Tenant and all employees and agents of Tenant will park in the areas designated by Landlord, and that Tenant, its employees and agents shall not park On the area at the front of the Building, inasmuch as these areas are intended specifically for visitors of the tenants in the building. For the benefits of all tenants in the Building, the Landlord at Landlord's sole discretion, shall have the right to issue parking stickers to Tenants and Tenant's employees and agents, so that the vehicles belonging to tenants of the Building can be distinguished from those belonging to visitors and invitees at the Building. Landlord, as a service to the tenants of the Building, shall use reasonable efforts to enforce these regulations, and shall have the authority to cause vehicles owned by tenants at the Building (including the Tenant) to be towed away at the expense of the owner of such tenant parking. It is specifically agreed and understood that except as provided for herein above, Landlord shall have the sole discretion of designating parking spaces in areas at the Building and in charging fees for parking at the Building, Tenant shall not charged for use of their parking spaces as noted above. The rules and regulations pertaining to parking at the Building shall be subject to change from time to time, according to such changes as published by Landlord in the rules and regulations of the Building, or otherwise.

                  Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, unless such maintenance and repairs are necessitated in part or in whole by the act. neglect, fault, or omissions of Tenant, its agents, servants, employees, or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs.

                  Landlord or its agents shall rot be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or properties resulting from fire, explosion, falling plaster. steam, gas. electricity, water or rain which may leak from any part of the Building or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due CO the gross negligence or willful misconduct of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for loss of business by Tenant, nor for any consequential damages, nor shall Landlord be liable for any latent defect in the Leased Premises or the Building except to repair such defect. Tenant shall give prompt notice to Landlord in case of fire or accident in or on the Leased Premises or in the Building or of defects therein.

                  Landlord shall not be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric Service or other utility service is changed or is no longer available or is no longer suitable for Tenant's requirements.

         7. QUIET ENJOYMENT: Landlord warrants that it has full right to execute and to perform this lease and to grant the estate demised herein and that Tenant, upon payment of the rent herein required, and performing the terms, conditions, covenants and agreements herein contained, shall peaceably and quietly have, hold and enjoy the Leased Premises during the full terms of this lease and any extension or renewal hereof.

         8. REPAIRS AND MAINTENANCE: Unless otherwise expressly provided herein, Landlord shall not be required to make any improvements or repairs of any kind or character on the leased premises during the term of this lease. Tenant shall, at its own cost and expense, repair or restore any damage or injury to the Leased Premises, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make such repairs or replacements promptly. Landlord may. at its option, make such repairs or replacements, and Tenant shall reimburse the cost thereof to Landlord on demand.

                  Tenant shall not commit or allow any waste, or damage to be committed on any portion of the Leased Premises, and at the termination of this lease, by lapses of time or otherwise, " Tenant shall deliver Said Leased Premises to Landlord in as good condition as that date of initial possession by Tenant, ordinary wear and tear excepted, and upon such termination of this lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises. The cost and expense of any repair necessary to restore the condition of the Leased Premises to the condition in which they are to be delivered to Landlord shall be borne by Tenant.

         9.       OPERATING EXPENSES:

                  (a) Tenant agrees to pay as additional rent (over and above the bass rental) Tenant's proportionate share of operating expenses, prorated with respect to partial calendar years in which the lease is in effect. Operating cost per net rentable square foot shall be determined by dividing the operating costs of the Building for the year in question by the total net rentable area within the Building. Tenant's proportionate share of the excess operating expenses shall be equal to the net rentable area (in square feet) of the Leased Premises multiplied by the operating cost per net rentable square foot as determined in the manner described above. Landlord wilt use its best efforts to invoice Tenant for the operating expenses within ninety (90) days after the end of each calendar year in which this additional rental is due and Tenant agrees to make payment of the additional rental to Landlord, within thirty (30) days following receipt of the billing. Landlord may, at its option, prior to the commencement of any calendar year, or during any calendar year, estimate the amount of the operating expenses for the forthcoming year or for the current year. Landlord shall compute Tenants proportionate share of such estimated operating expenses and one-twelfth (l/12) of Tenants proportionate share (as so estimated) shall be paid by Tenant each month as additional rent. Landlord shall use its best effort to compute the actual operating expenses for the year in question within ninety (90) days of the conclusion of such year, and if the expenses for the estimated payments collected from Tenant during the year are insufficient to cover Tenant's proportionate share of the actual operating expenses for the calendar year in question. Tenant shall within thirty (30) days after receipt of a billing from Landlord pay the difference to Landlord. If Landlord's estimates exceed the amount of actual operating expenses. Landlord shall, at its option, either refund the amount overpaid by Tenant or credit the amount overpaid by Tenant to Tenant's proportionate share of operating expenses for the next calendar year in which the lease is in effect. In the event this lease terminates prior to the expiration of a calendar year. Landlord shall not be required to wait until the close of the calendar year in order to finally determine Tenant's proportionate share of operating expenses for such partial year and to make any adjustments (and/or collections) made necessary by such determination. Instead, Landlord, at Landlord's option, may (i), if Tenant is then paying as additional rent an amount respecting estimated monthly operating costs, retain such estimated monthly operating cost payments as Tenant's proportionate share of operating costs for that year or (ii) base its final determination of Tenant's proportionate share of operating costs on the assumption that such operating costs shall increase over the actual operating costs incurred for the previous year (hereinafter call the ("Measuring Year") by the same percentage amount that the actual operating costs incurred for the Measuring Year exceeded those costs actually incurred in the year prior to the Measuring Year. In such event, Landlord shall divide the operating costs per square Foot) as determined the manner described above) for the year in which Tenant's Lease is terminated by 365 and then multiply such per diem figure by the number of days during such year during which Tenant's lease was in effect. Landlord then shall invoice Tenant for such amount and Tenant agrees to pay the same to Landlord within thirty (30) days of receipt of Landlord's invoice.

                  (b) Landlord shall have the right in any full or partial calendar year to adjust the actual or estimated operating expenses of the Building of which the Leased Premises are a part, to an amount which Landlord reasonably calculates would be the operating expenses of the Building if it were 100% occupied for a full calendar year, and in such case Tenant's proportionate share of operating expenses shall be based on that amount.

                  (c) The term "operating expenses" as used above shall include all expenses incurred with respect to the maintenance and operation of the Building, including but not limited to, maintenance and repair costs, electricity, fuel, water, sewer, gas and other utility charges, security, window washing, janitorial services, trash and snow removal, landscaping, pest control, elevator maintenance, maintenance of the air-conditioning and heating and ventilation system, parking garage and parking lot maintenance, traffic control, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Building, amounts paid for supplies used in connection with the operation and maintenance of the building, all insurance costs, including fire and extended coverage and general liability insurance, all taxes, assessments and governmental charges attributable to the Building or its operation, fees for permits relating to the Building. and such other general and administrative costs, management, legal and accounting expenses that Landlord may From time to time deem necessary, (including, but not limited to management fees) and shall also include amortization of the cost of installation of investment items that are primarily for the purpose of reducing operating costs or that may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items, with reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles. The term "operating expenses' shall not, however, include any capital improvements to the Building (except as herein otherwise specifically provided). repairs or restoration for which Landlord receives insurance reimbursement, advertising or promotional expenses, depreciation allowance or expenses, leasing or rental commissions, or payments on any mortgage or indebtedness of Landlord

                  (d) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation mutual written agreement) Tenant's obligation to pay any and all additional rent under this lease shall continue and shall cover all periods up to and including the lease expiration or termination of this lease. If any amounts which become due by reason of escalation of rent are not paid by the tenth (10th) day following the day on which they are due a service charge of ten percent (10%) of such rental escalation amount shall become due and payable in addition to such rental escalation. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses incurred in connection with the handling and processing of late rental escalation payments.

         10. ASSIGNMENT OR SUBLEASE: Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligation in the Building and property that are the subject of this lease. Tenant shall not assign this lease or sublet all or any part of the Leased Premises with out the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall have the right to assign this Lease without the prior written consent of the Landlord if the proposed assignee or sublessee is, and continues to be, an Affiliate of the Tenant, or is an entity resulting from the merger or consolidation of the Tenant with or into such entity. Landlord shall have the option, upon receipt from Tenant of a written request for Landlord's consent to subletting or assignment, to cancel this Lease as of that date which is thirty (30) days from receipt by Landlord of the request from Tenant to sublet or assign. The option of Landlord to cancel the Lease, as provided for above, shall be exercised, if at all, within fifteen
(15) days following Landlord's receipt of such written notice, by delivering written notice of Landlord's intention to exercise the option to so cancel this Lease. In the event Tenant seeks the consent of Landlord to an assignment or subleasing of the Leased Premises, Tenant shall furnish or cause to be furnished to Landlord such financial data, credit information, trade or business information and other information respecting the proposed assignee or sublessee as Landlord may reasonably request in form and content reasonably satisfactory to Landlord. Tenant shall ensure that parking space requirements for assignee or sublessee will be in accordance with parking space allotment stated in Section 6
(c). In the event of any assignment or subletting permitted by Landlord, Tenant nevertheless at all times, shall remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as defined below, if all or any part of the Leased Premises are then assigned or sublet. Landlord, in addition to any other remedies provided by this lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this lease,

         11. ALTERATIONS AND IMPROVEMENTS: Tenant shall not make or allow to be made any alteration or physical addition in or to the Leased Premises without first obtaining the written consent of Landlord. Any and all such alteration, physical additions or improvements to the Leased Premises shall be surrendered to landlord upon the termination of this Lease, by lapse of time or otherwise; provided, however, this paragraph shall not apply to moveable equipment, trade fixtures or furniture of Tenant, which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default.

                  Tenant shall bear the cost of all removal of Tenant's property from the Leased Premises and all repairs to the Leased Premises necessitated by such removal.

                  All work performed by Tenant with respect to the Leased Premises shall be performed so as not to alter the exterior or interior appearance of the Building and so as not to adversely affect the structure or safety of the Building, shall comply with all building safety, fire and other codes and governmental insurance requirements, shall be performed so as not to result in any usage in excess of Building standard of water, electricity, heating, ventilation, or air conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are entered into. All work shall be completed promptly and in a good workmanlike manner and shall be performed in such a manner that no valid mechanic's, materialman's other similar liens attach to Tenants leased estate or to the Building, or the land upon which it is situated, and in event shall Tenant permit, or be authorized to permit, any such liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates, and interests with respect to the Building, the land on which it is situated, or the lease.

         12. USAGE AND VOIDING INSURANCE: Tenant shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or. purpose which is unlawful, or extra hazardous, or permit anything to be done which would in any way increase the rate of fire insurance coverage in the Leased Premises, and/or the contents of the Building, and in the event that, by reason of such acts of Tenant, there shall be any increase in the insurance rates of Building or contents above normal rates, Tenant agrees to pay Landlord on demand, as additional rental, an amount equal to all such increases.

         13.      HAZARDOUS MATERIALS:

         (a) Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Demised Premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality. Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Leased Premises.

         (b) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Leased Premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord, which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in Or about the Leased Premises, If Tenant breaches the obligations stated in the preceding Section or sentence, or if the presence of Hazardous Material on the Leased Premises caused or permitted by Tenant results in contamination of the Leased Premises, or if contamination of the Leased Premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord o for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties fines, costs, liabilities or losses (including, without limitation, diminution in value of the Leased Premises, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Leased Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the Lease Terms as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Leased Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Leased Premises caused or permitted by Tenant results in any contamination of the Leased Premises. Tenant shall promptly take all actions at its sole expense as are necessary to return' the Leased Premises to the condition existing prior to the introduction of any such Hazardous Material to the Leased Premises, provided that Landlord's approval of such actions shall first be obtained. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

         (c) As used herein, the term "Hazardous Material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, or oil as defined in or pursuant to the Resource conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Federal Clean Water Act, as amended, or any other federal, state or local environmental law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted.

         (d) Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used or disposed of on the Leased Premises, or which Tenant intends to store, use or dispose of in the Leased Premises.

         14. INDEMNITY, INSURANCE, SECURITY AND WAIVER OF SUBROGATION: By taking possession of the Leased Premises, Tenant accepts the Leased Premises as suitable for the purpose for which the Leased Premises are leased and accepts the building and each and every appurtenance thereof, and Tenant by said act waives any and all visible defects as well as defects that are ascertainable by the exercise of due diligence. Landlord shall not be liable to Tenant or. Tenant's agents, employees, guests, invitees or to any other person whomsoever, for any injury to persons or damage to property on or about the Leased Premises or the common facilities caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees and concessionaires or of any other person entering the Building under express or implied invitation of Tenant or arising out of the use of the Leased Premises by Tenant and the conduct of its business therein or arising out of any breach or default by Tenant in the performance of its obligations hereunder.

         Except as otherwise provided in this Lease, Tenant agrees to indemnify and save harmless Landlord, its agents, officers, directors and employees, together with their respective successors, heirs and assigns, from and against all claims, demands and causes of action of every kind and character without limit and without regard to the cause or causes thereof or the negligence of any person or entity indemnified hereunder, arising in connection herewith in favor of the Tenant or Tenant's employees, agents, guests or invitees on account of bodily injury, death, loss or damage to property occurring on or about the Leased Premises or the Building. Except as otherwise expressly limited herein, it is the intent of the parties hereto that all indemnity obligations and/or liabilities of Tenant under terms of this Agreement be without limit and without regard to the cause or causes thereof, including pre-existing conditions, strict liability, or the negligence of any indemnified person or entity, whether such negligence be sole, joint or concurrent, active or passive except for Landlord's gross negligence or willful misconduct. The indemnity provided by Tenant will survive the expiration of the Lease Term.

         Except as otherwise provided in this Lease, Landlord agrees to indemnify and save harmless Tenant, its agents, officers, directors and employees, together with their respective successors, heirs and assigns, from and against all claims, demands and causes of action of every kind and character without limit and without regard to the cause or causes thereof or the negligence of any person or entity indemnified hereunder, arising in connection herewith in favor of the Landlord or Landlord's employees, agents, guests or invitees on account of bodily injury, death, loss or damage to property occurring on or about the Leased Premises or the Building. Except as otherwise expressly limited herein, it is the intent of the parties hereto that all indemnity obligations and/or liabilities of Landlord under terms of this Agreement be without limit and without regard to the cause or causes thereof, including pre-existing conditions, strict liability, or the negligence of any indemnified person or entity, whether such negligence be sole, joint or concurrent, active or passive except for Tenant's gross negligence or willful misconduct. The indemnity provided by Landlord will survive the expiration of the Lease Term.

         Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in the Leased Premises, the Building, or the Property, including, but not limited to consequential damages, resulting from the Landlord's failure to maintain any portion of the Leased Premises or other portions of the Building in good repair or from any defect in or failure of equipment, pipes or wiring, or from broken glass, or the backing up of drains, or gas, water, steam, electricity or oil leaking, escaping or flowing into the Leased Premises (except where due to Landlord's willful or grossly negligent failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for repairs or the existence of any such condition).

         All fire and extended coverage insurance carried either by Landlord or Tenant covering losses arising out of the destruction of or damage to the Leased Premises or its contents or to other portions of the Building, or the Property shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier and to the extent, but only to the extent. that such insurance shall require a release of the claim of the insured against the other party for losses arising out of the hazard covered, thereby such claim shall be deemed released.

         Landlord and Tenant, and all parties claiming under the lease, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered, in whole or in part, by insurance on the Leased Premises or in connection with any property located in or activities conducted on the Leased Premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided, that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided, that in the case of increased cost, the other party shall have the right, within 30 days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

         15. COMPLIANCE WITH RULES OF BUILDING: Tenant will comply with the rules of the Building adopted by Landlord which are set forth in Exhibit "D" which is attached hereto and incorporated herein by reference for all purposes. Landlord shall have the right to change such rules and regulations or to amend them in any reasonable manner for the safely, care and cleanliness of the Building, and the Leased Premises, and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter binding upon and carried out and observed by Tenant. Tenant shall be responsible for compliance with such rules and regulations by the employees, servants, agents and invitees of Tenant. Use by Tenant and its employees and agents of parking areas in the vicinity Of the Building in which the Leased Premises are located shall be subject to such rules and regulations governing use and charges as Landlord may from time to time prescribe, including the designation of specific areas in which automobiles owned by Tenant, its employees, agents, and invitees shall be parked. Tenant will furnish to Landlord upon request a complete list of license numbers and physical description of all automobiles operated by Tenant, its employees and agents.

         16. LANDLORD'S RIGHT OF ENTRY: Tenant shall permit Landlord its agents or representatives to enter into and upon any part of the Leased Premises, with a minimum of 24 hours prior notice, to inspect same, to clean or make such repairs, alterations or additions thereto as Landlord may deem necessary or desirable, or for the purpose of determining Tenant's use thereof or whether an act of default under this lease has occurred. In the event of an emergency, Landlord shall, without prior notice, access the Leased Premises, informing Tenant of such access the next business day. Tenant shall not be entitled to any abatement or reduction of rent by reason of any such repairs, alterations or additions reasonably required to be made by Landlord hereunder.

         17. NUISANCE: Tenant shall conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant in the Building, or Landlord in its management of the Building.

         18. CONDEMNATION AND LOSS OR DAMAGE: If the Leased Premises shall be taken or condemned in whole or in substantial part as determined by Landlord, for any public purpose, this lease shall at the option of either party, forthwith cease and terminate. All sums awarded or agreed upon for such condemnation or taking shall be the property of Landlord. If a portion of the Building shall be taken or condemned such that in Landlord's sole judgment it shall be no longer economically feasible to operate the Building, this Lease shall, at the option of Landlord, forthwith cease and terminate.

         19. FIRE AND CASUALTY DAMAGE: If the Leased Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give notice thereof to the Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the premises untenantable, in the judgment of Landlord or responsible government officials, the rent herein shall abate upon such notice and until such time as the Leased Premises are made tenantable by Landlord. If only a portion of the Leased Premises are rendered untenantable, the rental herein shall abate as to such portion until such portion is again made tenantable by Landlord. In the event of the total destruction of the Leased Premises, or if the Leased Premises shall be so damaged that Landlord shall decide not to rebuild, then all rent owed up to the time of such destruction or termination shall be paid by Tenant and this lease shall cease and terminate as of the date of such notice by Tenant to Landlord.

                  Landlord shall, at all times during the term of this lease, at Landlord's expense, maintain a policy or policies of insurance, insuring the Building against loss or damage by fire. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operation results in extra hazardous exposure, then Tenant shall upon receipt of appropriate premium invoices reimburse Landlord for such increase in such premiums.

                  Landlord shall not be obligated to insure any furniture, equipment, machinery, goods, supplies or any other property not covered by this lease which Tenant may bring or obtain upon the Leased Premises, or any additional improvements which Tenant may construct thereon. Tenant shall maintain at its expense fire and extended coverage insurance of at least 90 percent

(90%) of the full insurable value of all its personal property, including furniture and removable trade fixtures, located in the Leased Premises and on all additions and improvements made by Tenant and not required to be insured by Landlord above.

         20. LIABILITY INSURANCE: Tenant shall, at Tenant's expense, obtain and keep in force during the term of this lease a policy of comprehensive public liability insurance insuring Landlord. Live Oak Development, Inc., and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Leased Premises and all areas appurtenant thereto. The limits or amounts of said insurance coverage shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance coverage under a blanket policy, providing, however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, and in such event, premiums and costs therefor shall be reimbursed and paid by Tenant to Landlord on demand by Landlord. Tenant shall deliver to Landlord prior to occupancy of the Leased Premises copies of policies of liability insurance required hereon or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord but in no event shall the limits of such policy or policies be in an amount less than One Million Dollars ($1.000,000.00) in respect of injuries to or death of any one person arising out of any one occurrence, and an amount of not less than One Hundred Thousand Dollars ($100,000.00) in respect of property damaged or destroyed in any one occurrence. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord.

         21. HOLDING OVER: In the event of holding over by Tenant after the expiration or termination of this lease, such hold over shall be as a tenant at sufferance, and all of the terms and provisions of this lease shall be applicable during such period, except that Tenant shall pay Landlord as rental for each month (or fractional month) of such hold over an amount equal to the rent due for the last month of the term of this lease, plus 50% of such amount, and Tenant shall vacate said Leased Premises and deliver the same to Landlord upon Tenant's receipt of notice from Landlord to vacate said Leased Premises. The rent payable during such hold over period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this lease except as herein expressly provided. Tenant shall indemnify Landlord against all claims for damages by any other lessee to whom Landlord may have leased all or any part of the Leased Premises covered hereby, effective upon termination of this lease, which arises as a result of Tenant's holding over.

         23. EVENTS OF DEFAULT: The following events shall be deemed to be Events of Default by Tenant under this Lease:

                  (a) Tenant shall fail to pay more than one (1) installment of rent in a twelve (12) month period, on the date that same is due and such failure shall continue for a period of five (5) business days after Landlord shall have given notice to the Tenant specifying the amount of rent which is unpaid. For this purpose, notice may be given on the fifth day by nationally recognized overnight courier.

                  (b) Tenant shall fail to comply with any term, condition or covenant of this lease, other than the payment of rent, and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant, or if such failure cannot reasonably be cured within the said fifteen (15) days. Tenant shall not have commenced to cure such failure within said fifteen (15) days and shall not thereafter, with reasonable diligence and good faith, proceed to cure such failure.

                  (c) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                  (d) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act. as amended, or under any similar law or statue of the United States or any State thereof; Tenant shall be judged bankrupt or insolvent in any proceeding filed against Tenant thereunder, or Tenant's financial condition, in Landlord's reasonable judgment, is such that Landlord reasonably believes that Tenant's continued performance of its obligations under this Lease is in jeopardy, or if Landlord otherwise reasonably deems itself insecure.

                  (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within the time permitted by law.

         24. LANDLORD REMEDIES: Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

                  (a) Terminate this Lease by giving Tenant written notice thereof, in which event. Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder throughout the date of termination, (ii) all other amounts due hereunder, and (iii) an amount equal to (A) the total rent that the Tenant would have been required to pay for the remainder of the term of this Lease discounted to present value minus (B) the then present fair rental value of the Leased Premises for such period, similarly discounted.

         (b) Terminate Tenant's right to possession of the Leased Premises without terminating this lease by giving of written notice to Tenant, in which event Tenant shall pay to Landlord (i) all rent and other amounts accrued hereunder to the date of termination of possession, (ii) all other amounts due hereunder and (iii) all rent and other sums required hereunder to be paid by Tenant during the reminder of the Term, diminished by any sums thereafter received by Landlord through reletting the Leased Premises during said period. Landlord shall use reasonable efforts to relet the Leased Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different that the lease term, rental concessions, alterations and repair of the Leased Premises); however, Landlord shall not be obligated to relet the Leased Premises before leasing other portions of the Building, Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of Landlord's failure to relet the Leased Premises or collect rent due in respect of such reletting. Reentry by Landlord in the Leased Premises shall not affect Tenants obligations hereunder for the unexpired lease term; Landlord may; from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of landlord's waiting until the expiration of the lease term; if Landlord elects to proceed under this Section 24(b), it may at any time, elect to terminate this Lease under Section 24(a).

                  (c) Landlord may alter the locks or other security devices at the Leased Premises, and if it does so Landlord shall not be required to provide a new key to Tenant unless Tenant has cured all Events of Default.

         25. DEFAULTS BY LANDLORD: Landlord shall not be in default under this lease, and Tenant shall not be entitled to exercise any right, remedy or recourse against Landlord or otherwise as a consequence of any alleged default by Landlord under this lease, unless and until Landlord fails to perform any of its obligations hereunder and said failure continues for a period of 30 days after Tenant gives Landlord written notice thereof specifying, with reasonable particularity, the nature of Landlord's failure, provided, however, that if the failure cannot reasonably be cured within the 30 day time period, Landlord shall not be in default hereunder if Landlord or Landlord's Mortgagee commences to cure the failure within the 30 days and thereafter pursues the curing of same diligently to completion. If Landlord defaults under this Lease and, as a consequence of the default. Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of, and Tenant hereby agrees to look solely to, the interest of Landlord in the Building and Property as the same may then be encumbered, and Landlord shall not otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Building or property. The foregoing shall not limit any right that Tenant might have to obtain specific performance of Landlord's obligations hereunder.

         26. NON-WAIVER OF BREACH: Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection herewith, shall not waive such default and Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorize hereunder, either in law or in equity.

         27. ATTORNEYS FEES: In the event Tenant is in default in the performance of any of the terms, covenants, agreements, or conditions contained in this lease and Landlord places the enforcement of this lease, or any part thereof, or the collection of any rent (or other amounts) due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorney's fees, and other reasonable expenses incurred by Landlord as a result of such default, including without limitation, court costs.

         28. SIGNS: Landlord shall provide and install all letters and numerals on entrance doors in or at the Leased Premises. All such letters and numerals are to be the building standard, graphics, and no others shall be used or permitted on the Leased Premises without the prior written consent of Landlord and such other third parties having consent rights. Tenant shall, at Tenant's expense, remove all such signs at the termination of this lease, and such installation and removal shall be made in such manner as to avoid injury, defacement, or overloading of the building or other improvements.

         29. HOLD HARMLESS: Landlord shall not be liable to any person whomsoever, for any injury to persons or damage to property on or about the Leased Premises, caused by the act or omissions of Tenant, its agents, servants or employees, or by any other persons entering upon the Leased Premises under express or implied invitation by Tenant, or caused by the Tenant's improvements located on the Leased Premises. Tenant agrees to indemnify Landlord and hold it harmless for any loss, expense, or claims arising out of any such damage or injury.

         30.      NOTICE:

                  (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be due and payable to Landlord in Austin. Travis County. Texas at the address hereinbelow set forth, or such other address as Landlord may specify from time to time by written notice delivered to Tenant in accordance herewith.

                          Landlord Address: Live Oak Development, Inc., 2630
Exposition Boulevard, Suite 703. Austin. Texas 78703-

                  (b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set forth below, or at such other addresses as they shall specify by written notice delivered in accordance herewith. Delivery in person shall always be effective delivery of notice.

                          To Landlord:      Live Oak Development, Inc.
                                            2630 Exposition Boulevard
                                            Suite 203
                                            Austin, Texas 78703.

                          To Tenant:        Aventis Pharmaceuticals Inc.
                                            399 Interpace Parkway
                                            Parsippany, NJ 07054
                                            Attention General Counsel

                          With a copy to:   Robert Cull
                                            N.A. Real Estate
                                            Aventis Pharmaceuticals Inc.
                                            P.O.Box 6800
                                            Route 202-206
                                            Bridgewater, NJ 08867

         31. SUBORDINATION: Tenant accepts this lease subject to any mortgages which might now or hereafter constitute a lien upon the Building or the Property, and to building and fire ordinances, governmental regulations, and restrictive covenants relating to the use of the Building. Tenant shall, at any time hereafter, on demand, execute any instrument of release or other document that may be required by any mortgagee, for the purpose of subjecting and subordinating this lease to the lien of any such mortgagee, and for the purpose of confirming to such mortgagee that this lease is in full force and effect, that Tenant is in possession of the Leased Premises, starting the commencement date of this Lease Agreement, and such other requirements as mortgagee may reasonably request. With respect to mortgage(s) hereafter constituting a lien on the Leased Premises, the Building or the Property, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph so that this lease will not be subject to and subordinate to any such mortgage(s).

         32. TENANT'S ESTOPPEL: Tenant shall, from time to time, upon not less than five (5) days prior written notice by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing the instruments of modification), the dates to which the rent and other charges have been paid, and whether or not to the best of Tenant's knowledge, Landlord is in default hereunder. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of

Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building or the Property.

         33. NO REPRESENTATIONS: Neither party has made any representations or promises, except as contained herein, or in some further writing signed by the party making such representations or promises.

         34. MECHANICS LIENS: Tenant shall keep the Leased Premises (and the Building and Property) free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant. In the event such a lien is imposed or claimed, Tenant shall within ten (10) days after notice from Landlord, discharge any mechanic's liens for materials or labor claimed to have been furnished to the Leased Premises (or the Building) on Tenant's behalf. If default in payment by Tenant of any such lien shall continue for more than twenty (20) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be due from Tenant to Landlord and shall be repaid to Landlord immediately upon demand, with interest thereon accruing until paid in an amount equal to the highest non-usurious rate permitted by law (State or Federal).

         35. JOINT AND SEVERAL LIABILITY: If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a Guarantor of the obligations hereunder imposed upon Tenant, there shall be a joint and several obligation of Tenant and such Guarantor(s) and Landlord need not first proceed against Tenant hereunder before proceeding against such Guarantor(s), nor shall any such Guarantor(s) be released from its guarantee for any reason whatsoever.

         36. TAXES ON TENANT'S PROPERTY: Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant on the Leased Premises. If such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value is increased by the inclusion of personal property, furniture or fixtures placed by Tenant on the Leased Premises, and Landlord elects to pay the taxes based on such increase. Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder together with interest thereon until paid accruing at the maximum lawful (non-usurious) interest rate then permitted to be charged under state or federal law (whichever is higher).

         37. COMPLETION OF PREMISES: If, for any reason, the Leased Premises shall not be ready for occupancy by Tenant on January 1, 2001, the Landlord shall grant to Tenant three (3) days rent abatement for each one (1) day delay, unless delay is caused directly by Tenant, the result thereof being that Tenant's obligation to pay rent shall not commence until those aforementioned abated days after the Leased Premises are ready for occupancy, whereupon this lease and all covenants, conditions and agreements herein shall be given full force and effect: and the abatement of rent for such period prior to delivery of Leased Premises to Tenant or occupancy, as above set out, shall be in full settlement of all claims which Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the date of the commencement of the term as set forth herein. It is expressly agreed that Landlord shall not be liable for any claims, damages or liabilities in connection therewith, other than abatement of rent. No delay in the completion of the Leased Premises resulting from delay or failure on the part of Tenant in furnishing information or other matters required, and no delay resulting from completion of work, if any, that is to be performed it Tenant's expense shall delay the lease commencement date or lease expiration date is other than as set forth in Paragraph 2 hereof, then upon request by either Landlord or Tenant, both parties shall execute, acknowledge, and deliver a certificate setting forth the actual commencement date and expiration date.

         38.      GENERAL:

                  (a) This lease shall be construed under and in accordance with the laws of the State of Texas and all obligations of the parties created hereunder are performable in Travis County, Texas.

                  (b) In case any one or more of the provisions contained in this least shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provisions thereof and this lease shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

                  (c) This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter hereof.

                  (d) Time is of the essence of each and every term, covenant and condition of this lease.

                  (e) This Agreement may not be altered, changed or amended except by an instrument in writing signed by all parties hereto.

                  (f) All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as it copied at full length herein.

                  (g) The captions or headings of paragraphs in this lease are inserted for convenience only and shall not be considered in construing the provisions hereof if any questions of intent should arise.

                  (h) The terms, conditions and covenants contained in this lease, shall apply to, inure to the benefit of, and be binding upon the parities hereto and their respective (permitted) successors in interest and legal representatives, and permitted assigns, except as otherwise herein provided. All rights, powers privileges, immunities and duties of Landlord under this lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may at Landlords option, be exercised or performed by Landlord's agent or attorney.

                  (i) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder in the Building including, without limitation, its interest under the terms of this lease.

                  (j) If the interest of Landlord under this lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage on the Building. Tenant shall be bound to such transferee (herein sometimes called the "Purchaser") under the terms, conditions and covenants of this lease for the balance of the term herein remaining and any extensions or renewals hereof which may be effected in accordance with the terms and provisions hereof.

Tenant does hereby agree to attorn to the purchaser, as its Landlord, said attornment to be effected and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the landlord under this lease. The respective rights and obligations of Tenant and Purchaser upon such attornment to the extent of the then remaining balance of the terms of this lease and any such extensions and renewals, shall be and are the same as those set forth herein.

                  (k) Notwithstanding anything to the contrary contained herein whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant, as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortage of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant.

                  (l) If Tenant is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a general partnership, limited partnership, trust, or other legal entity, each individual executing this lease on behalf of said entity represents and warrants that he or she is duly authorized to execute this lease on behalf of such entity in accordance with such entity's governing instruments, and that this lease is binding upon such entity. Upon Landlord's request, Tenant shall furnish Landlord with proper proof of due authorization for Tenant's execution of this Lease as Landlord shall require.

                  (m) Tenant shall not record this Lease or a short form memorandum hereof without the express prior written consent of Landlord.

                  (n) Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by Tenant in the Leased Premises.

                  (o) No broker or other agent has shown the Leased Premises or the Building to the Tenant, or brought either to the Tenant's attention, except Don Quick & Associates (the "Broker"), whose entire commission therefor is set forth in a separate document and which commission the Tenant understands will be paid by the Landlord directly to the person named. The Broker shall be eligible for future commissions for any additional space within this building the Tenant may lease as long as the Broker is actively involved in the acquiring of this additional space.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this lease to be executed in duplicate originals on the date first hereinabove provided.

EXECUTED BY TENANT                      TENANT: AVENTIS PHARMACEUTICALS INC.
on this the 27th day
of Nov, 2000.

                                        /s/ [ILLEGIBLE]
                                        --------------------------------
                                        By:

EXECUTED BY LANDLORD                    LANDLORD: FT. ROUND ROCK. LTD.
on this the 27th day of
Nov, 2000 which
shall be the Effective Date of
this Lease

                                        /s/ Daniel W. Herd
                                        --------------------------------
                                        By: Daniel W. Herd, General Partner

REAL ESTATE AGENT: Don Quick & Associates